UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 31, 2006
THE OILGEAR COMPANY
(Exact name of Registrant as specified in its charter)

Wisconsin (State of Incorporation)	000-00822 (Commission File Number)	39-0514580 (I.R.S. Employer Identification No.)

2300 South 51st Street Post Office Box 343924 Milwaukee, Wisconsin (Address of principal executive offices)	53234-3924 (Zip Code)
(414) 327-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On March 31, 2006, The Oilgear Company (the “Company”) issued a press release regarding its expected operating results for the fourth quarter of 2005 and for the year ended December 31, 2005. The press release also announced that on the same date the Company filed a Form 10-K/A for the fiscal year ended December 31, 2004, and also filed a Form 12b-25 for a 15 day extension for the filing of its Form 10-K for year ended December 31, 2005. Additionally, the press release states that Company expects to file Form 10-Q/As for the first three quarters of 2005 shortly. The press release is attached as Exhibit 99.1 hereto. The information under this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 31, 2006, regarding expected operating results for the fiscal year ended December 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE OILGEAR COMPANY

Date: March 31, 2006

	By:	/s/ Thomas J. Price
Thomas J. Price Vice President and
Chief Financial Officer

THE OILGEAR COMPANY
(the “Registrant”)
(Commission File No. 000-00822)
EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT
Date of Report: March 31, 2006

Exhibit Number	Description
99.1	Press Release, dated March 31, 2006, regarding expected operating results for the fiscal year ended December 31, 2005.